Buffalo Flexible Income Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares or Face Amount			Fair Value*
		COMMON STOCKS - 92.20%
		Communication Services - 5.59%
		Diversified Telecommunication Services - 4.28%
310,000		AT&T, Inc.	$8,915,600
150,000		Verizon Communications, Inc.	8,812,500
			17,728,100
		Entertainment - 1.31%
250,000		Lions Gate Entertainment Corp. - Class A (a)(b)	2,842,500
250,000		Lions Gate Entertainment Corp. - Class B (a)(b)	2,595,000
			5,437,500
		Total Communication Services (Cost $27,940,521)	23,165,600

		Consumer Staples - 20.63%
		Beverages - 5.04%
165,000		The Coca Cola Co.	9,048,600
80,000		PepsiCo, Inc.	11,864,000
			20,912,600
		Food & Staples Retailing - 3.90%
35,000		Costco Wholesale Corp.	13,187,300
40,000		Sysco Corp.	2,970,400
			16,157,700
		Food Products - 3.95%
160,000		B&G Foods, Inc.	4,436,800
150,000		General Mills, Inc.	8,820,000
50,000		Kellogg Co.	3,111,500
			16,368,300
		Household Products - 7.74%
25,000		Colgate-Palmolive Co.	2,137,750
70,000		Kimberly-Clark Corp.	9,438,100
50,000		The Clorox Co.	10,096,000
75,000		The Procter & Gamble Co.	10,435,500
			32,107,350
		Total Consumer Staples (Cost $37,124,713)	85,545,950

		Energy - 18.42%
		Energy Equipment & Services - 0.90%
170,000		Schlumberger Ltd. (b)	3,711,100

		Oil, Gas & Consumable Fuels - 17.52%
424,800		Apache Corp.	6,027,912
285,000		BP PLC - ADR (b)	5,848,200
150,000		Chevron Corp.	12,667,500
220,000		ConocoPhillips	8,797,800
140,000		Delek Logistics Partners LP	4,480,000
165,000		Exxon Mobil Corp.	6,801,300
175,000		Hess Corp.	9,238,250
260,000		HollyFrontier Corp.	6,721,000
525,000		Kinder Morgan, Inc.	7,176,750
85,000		Marathon Petroleum Corp.	3,515,600
20,000		Phillips 66	1,398,800
			72,673,112
		Total Energy (Cost $94,113,803)	76,384,212

		Financials - 7.64%
		Banks - 2.89%
250,000		Truist Financial Corp.	11,982,500

		Insurance - 4.75%
75,000		Arthur J. Gallagher & Co.	9,278,250
95,000		The Allstate Corp.	10,443,350
			19,721,600
		Total Financials (Cost $15,202,124)	31,704,100

		Health Care - 17.02%
		Biotechnology - 0.84%
60,000		Gilead Sciences, Inc.	3,495,600

		Health Care Equipment & Supplies - 3.86%
80,000		Abbott Laboratories	8,759,200
90,000		Baxter International, Inc.	7,221,600
			15,980,800
		Pharmaceuticals - 12.32%
15,000		Bristol-Myers Squibb Co.	930,450
70,000		Eli Lilly & Co.	11,818,800
235,000		GlaxoSmithKline PLC - ADR (b)	8,648,000
80,000		Johnson & Johnson	12,590,400
80,000		Merck & Co., Inc.	6,544,000
270,000		Pfizer Inc.	9,938,700
33,501		Viatris, Inc. (a)	627,809
			51,098,159
		Total Health Care (Cost $35,559,997)	70,574,559

		Industrials - 3.06%
		Commercial Services & Supplies - 3.06%
435,000		Pitney Bowes Inc. (c)	2,679,600
85,000		Waste Management, Inc.	10,024,050
		Total Industrials (Cost $4,396,641)	12,703,650

		Information Technology - 18.06%
		Communications Equipment - 2.16%
200,000		Cisco Systems, Inc.	8,950,000

		IT Services - 1.82%
60,000		International Business Machines Corp.	7,552,800

		Semiconductors & Semiconductor Equipment - 6.31%
250,000		Intel Corp.	12,455,000
90,000		QUALCOMM, Inc.	13,710,600
			26,165,600
		Software - 7.77%
145,000		Microsoft Corp.	32,250,900
		Total Information Technology (Cost $25,253,856)	74,919,300

		Materials - 1.78%
		Chemicals - 0.87%
65,500		Dow Inc.	3,635,250

		Metals & Mining - 0.91%
50,000		Rio Tinto PLC - ADR (b)	3,761,000
		Total Materials (Cost $3,842,134)	7,396,250

		TOTAL COMMON STOCKS (Cost $243,433,789)	382,393,621

		REITS - 2.87%
		Real Estate - 2.87%
		Equity Real Estate Investment Trusts (REITs) - 2.87%
85,300		Digital Realty Trust, Inc.	11,900,203
		Total Real Estate (Cost $4,977,727)	11,900,203

		TOTAL REITS (Cost $4,977,727)	11,900,203

		CONVERTIBLE BONDS - 3.99%
		Information Technology - 3.99%
		Software - 3.99%
		Nuance Communications, Inc.
7,725,000		1.500%, 11/01/2035	16,568,580
		Total Information Technology (Cost $7,517,671)	16,568,580

		TOTAL CONVERTIBLE BONDS (Cost $7,517,671)	16,568,580

		CORPORATE BONDS - 0.49%
		Financials - 0.49%
		Diversified Financial Services - 0.49%
		Everi Payments, Inc.
1,938,000		7.500%, 12/15/2025 (d)	2,017,739
		Total Financials (Cost $1,938,000)	2,017,739

		TOTAL CORPORATE BONDS (Cost $1,938,000)	2,017,739

		SHORT TERM INVESTMENTS - 0.39%
		Investment Company - 0.39%
1,603,322		Fidelity Investments Money Market Funds - Government Portfolio - Class I - 0.10% (e)	1,603,322
		Total Investment Company	1,603,322

		TOTAL SHORT TERM INVESTMENTS (Cost $1,603,322)	1,603,322

		Total Investments (Cost ($259,470,509) - 99.94%	414,483,465
		Other Assets in Excess of Liabilities - 0.06%	240,882
		TOTAL NET ASSETS - 100.00%	$414,724,347

	ADR	American Depository Receipt
	(a)	Non Income Producing.
	(b)	Foreign Issued Security. The total value of these securities amounted to $27,405,800 (6.61% of net assets) at December 31, 2020.
	(c)	A portion of this investment is segregated as collateral for open written option contracts.
	(d)	Restricted security deemed liquid. The total value of this security is $2,017,739 (0.49% of net assets) at December 31, 2020.
	(e)	The rate quoted is the annualized seven-day effective yield as of December 31, 2020.
	*	See the accompanying Notes regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Buffalo Flexible Income Fund
Schedule of Options Written
December 31, 2020 (Unaudited)

Contracts		Notional Amount	Value
	CALL OPTIONS

	Pitney Bowes
35	Expiration: July 2021, Exercise Price: $9.00	$21,560	$2,100
	Total Written Option (Premium received $1,347)		$2,100

INVESTMENT VALUATION

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of December 31, 2020, the Fund did not hold fair valued securities.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

Summary of Fair Value Exposure at December 31, 2020

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of December 31, 2020. These assets are measured on a recurring basis.

Buffalo Flexible Income Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$382,393,621	-	-	$382,393,621
REITs	11,900,203	-	-	11,900,203
Convertible Bonds	-	2,017,739	-	2,017,739
Corporate Bonds	-	16,568,580	-	16,568,580
Short Term Investments	1,603,322	-	-	1,603,322
Total*	$395,897,146	$18,586,319	-	$414,483,465
Written Options	$(2,100)			$(2,100)

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended December 31, 2020.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased call options as of December 31, 2020. As of December 31, 2020, the Fund did hold written call options, with a quarterly average gross notional derivative amount of $21,560.  The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of December 31, 2020.  The premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.